EXHIBIT 99

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

            Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350 of Chapter 63 of Title 18, United States Code), each of the undersigned officers of Minerals Technologies Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

            The Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Form 10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:     March 10, 2003

/s/Paul R. Saueracker
Paul R. Saueracker Chairman of the Board and Chief Executive Officer

Dated:     March 10, 2003

/s/John A. Sorel
John A. Sorel Senior Vice President, Finance and Chief Financial Officer

            The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 10-K or as a separate disclosure document.